Exhibit 21.1

HYATT HOTELS CORPORATION

SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Incorporation or Organization
1379919 ALBERTA INC.	Alberta, Canada

319168 ONTARIO LTD.	Ontario, Canada

3385434 CANADA INC.	Canada

AIC HOLDING CO.	Delaware

AMERISUITES FRANCHISING L.L.C.	Delaware

ARANCIA LIMITED	Hong Kong (PRC)

ARCADE, L.L.C.	Illinois

ARUBA BEACHFRONT RESORTS, LIMITED PARTNERSHIP	Illinois

ARUBA BEACHFRONT RESORTS, N.V.	Aruba

ASIA HOSPITALITY, INC.	Cayman Islands

ASIA HOSPITALITY INVESTORS B.V.	Netherlands

ASIAN HOTEL N.V.	Netherlands Antilles

ATRIUM HOTEL, L.L.C	Delaware

BAKU HOTEL COMPANY	Azerbaijan

BAKU HOTEL COMPANY	Cayman Islands

BAY II INVESTOR, INC.	Nevada

BEACH HOUSE DEVELOPMENT PARTNERSHIP	Florida

BRE/AMERISUITES PROPERTIES L.L.C.	Delaware

BRE/AMERISUITES TXNC GP L.L.C.	Delaware

BRE/AMERISUITES TXNC PROPERTIES L.P.	Delaware

BURVAN HOTEL ASSOCIATES	Ontario, Canada

CDP GP, INC.	Delaware

CDP INVESTORS, L.P.	Delaware

CERROMAR DEVELOPMENT PARTNERS GP, INC.	Delaware

CERROMAR DEVELOPMENT PARTNERS L.P., S.E.	Delaware

CHESAPEAKE COMMUNITIES, LLC	Maryland

CHESAPEAKE RESORT, LLC	Maryland

COAST BEACH, L.L.C.	Delaware

COMPAGNIE HOTELIERE DE LAGON BLEU	Papeete French Polynesia

CPM SEATTLE HOTELS, L.L.C.	Washington

CTR INTEREST HOLDCO, INC.	Delaware

DALLAS REGENCY, LLC	Texas

FAN PIER LAND COMPANY	Delaware

Name	Jurisdiction of Incorporation or Organization
FAR EAST HOTELS, INC.	Bahamas

G.E.H. PROPERTIES LIMITED	United Kingdom

GAINEY DRIVE ASSOCIATES	Arizona

GALAXY AEROSPACE COMPANY, LLC	Delaware

GHE HOLDINGS LIMITED	Hong Kong (PRC)

GRAND HYATT BERLIN GMBH	Germany

GRAND HYATT DFW BEVERAGE, LLC	Texas

GRAND HYATT SAN ANTONIO, L.L.C.	Delaware

GRAND HYATT SF, L.L.C.	Delaware

GRAND RIVERWALK BEVERAGE, LLC	Texas

GRAND TORONTO CORP.	Delaware

GRAND TORONTO VENTURE, L.P.	Delaware

GREENWICH HOTEL LIMITED PARTNERSHIP	Connecticut

H.E. DFW, L.P.	Delaware

H.E. GRAND CYPRESS, L.L.C.	Delaware

H.E. NEWPORT, L.L.C.	Delaware

H.E. ORLANDO, L.L.C.	Delaware

H.E. PROPERTIES, INC.	Delaware

H.E. PROPERTIES, L.L.C.	Delaware

H.E. SAN ANTONIO, L.L.C.	Delaware

H.E. SAN ANTONIO I, L.L.C.	Delaware

H.E. SARP, L.P.	Delaware

HCG CORPORATION	Delaware

HC-PRINCETON ASSOCIATES	New Jersey

HCV CINCINNATI HOTEL, INC.	Delaware

HDG ASSOCIATES	Illinois

HE-SEATTLE, L.L.C.	Delaware

HE-SEATTLE TWO, L.L.C.	Delaware

HGP (TRAVEL) LIMITED	Hong Kong (PRC)

HI HOLDINGS (SWITZERLAND) S.A.R.L.	Switzerland

HI HOLDINGS CYPRUS LIMITED	Cyprus

HI HOLDINGS CYPRUS-INDIA LIMITED	Cyprus

HI HOLDINGS KYOTO CO.	Delaware

HI HOLDINGS LUXEMBOURG S.A.R.L.	Luxembourg

HIGHLANDS INN INVESTORS II, L.P.	Delaware

HIGHLANDS INN WASTEWATER TREATMENT PLANT ASSOCIATION, INC.	California

HOTEL EQUITIES LUXEMBOURG S.A.R.L.	Luxembourg

Name	Jurisdiction of Incorporation or Organization
HOTEL INVESTORS I, INC.	Cayman Islands

HOTEL INVESTORS II, INC.	Cayman Islands

HOTEL PROJECT SYSTEMS PTE LTD.	Singapore

HP DALLAS CLUB	Texas

HP INDIA HOLDINGS LIMITED	Mauritius

HP LAS VEGAS BEVERAGE, L.L.C.	Nevada

HP ROUTE 46 TEXAS, LLC	Texas

HP TEN TEXAS, LLC	Texas

HQ CHESAPEAKE, LLC	Maryland

HRHC, LLC	Texas

HT-AUSTIN RESORT, L.L.C.	Delaware

HT-AVENDRA, INC.	Delaware

HT-AVENDRA, L.L.C.	Delaware

HT-BUFFALO, INC.	Delaware

HT-CHESAPEAKE COMMUNITIES, INC.	Delaware

HT-CHESAPEAKE RESORT, INC.	Delaware

HTDF, L.L.C.	Delaware

HT-FISHERMAN’S WHARF, L.L.C.	Delaware

HT-FRANCHISE INVESTMENT GROUP, LLC	Delaware

HTFW, L.L.C.	Delaware

HTG, L.L.C.	Delaware

HT-GREENVILLE, L.L.C.	Delaware

HT-HCG PARTNERS	Illinois

HT-HIGHLANDS, INC.	Delaware

HT-HOMESTEAD, INC.	Delaware

HT-HOTEL EQUITIES, INC.	Delaware

HT-HUNTINGTON BEACH, INC.	Delaware

HT-JERSEY PIER, INC.	Delaware

HT-JERSEY PIER, L.P.	Delaware

HT-JERSEY PIER, LLC	Delaware

HTLB, L.L.C.	Delaware

HT-LISLE, INC.	Delaware

HT-LONG BEACH, L.L.C.	Delaware

HT-NEW PRINCETON, INC.	Delaware

HT-SANTA BARBARA MOTEL, INC.	Delaware

HT-SANTA BARBARA MOTEL PARTNERSHIP	Illinois

HTS-ASPEN, L.L.C.	Delaware

HTS-BC, INC.	Delaware

Name	Jurisdiction of Incorporation or Organization
HTS-BEACH HOUSE, INC.	Delaware

HTS-COCONUT POINT, INC.	Delaware

HTSF, L.L.C.	Delaware

HTS-GROUND LAKE TAHOE, INC.	Delaware

HTS-INVESTMENT, INC.	Delaware

HTS-KEY WEST INC.	Delaware

HTS-KW, INC.	Delaware

HTS-LAKE TAHOE, INC.	Delaware

HTS-LOAN SERVICING, INC.	Delaware

HTS-MAIN STREET STATION, INC.	Delaware

HTS-NS, L.L.C.	Delaware

HTS-NY, L.L.C.	Delaware

HTS-SAN ANTONIO, INC.	Delaware

HTS-SAN ANTONIO, L.L.C.	Delaware

HTS-SAN ANTONIO, L.P.	Delaware

HTS-SEDONA, INC.	Delaware

HTS-WILD OAK RANCH BEVERAGE, LLC	Texas

HTUP-LISLE HOTEL ASSOCIATES	Illinois

HT-VANCOUVER INC.	Ontario, Canada

HVC-HIGHLANDS, L.L.C.	Delaware

HYATT (BARBADOS) CORPORATION	Barbados

HYATT (JAPAN) CO., LTD.	Japan

HYATT (THAILAND) LIMITED	Thailand

HYATT ARCADE, L.L.C.	Delaware

HYATT ARUBA N.V.	Aruba

HYATT ASIA PACIFIC HOLDINGS LIMITED	Hong Kong (PRC)

HYATT AUSTRALIA HOTEL MANAGEMENT PTY LIMITED	Australia

HYATT BEACH FRONT N.V.	Aruba

HYATT BORNEO MANAGEMENT SERVICES LIMITED	Hong Kong (PRC)

HYATT BRITANNIA CORPORATION LTD.	Cayman

HYATT CC OFFICE CORP.	Delaware

HYATT CHAIN SERVICES LIMITED	Hong Kong (PRC)

HYATT CORPORATION	Delaware

HYATT CRYSTAL CITY, L.L.C.	Delaware

HYATT CURACAO, N.V.	Netherlands Antilles

HYATT DISASTER RELIEF FUND	Illinois

HYATT EQUITIES (DEN), LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
HYATT EQUITIES, L.L.C.	Delaware

HYATT EXECUTIVES PARTNERSHIP NO. 1, L.P.	Illinois

HYATT FOREIGN EMPLOYMENT SERVICES, INC.	Delaware

HYATT FRANCHISING, L.L.C.	Delaware

HYATT FRANCHISING CANADA CORP.	Delaware

HYATT FULFILLMENT OF MARYLAND, INC.	Maryland

HYATT HOC, INC.	Delaware

HYATT HOLDINGS (UK) LIMITED	United Kingdom

HYATT HOTEL MANAGEMENT LIMITED	Hong Kong (PRC)

HYATT HOTELS MANAGEMENT CORPORATION	Delaware

HYATT HOTELS CORPORATION OF KANSAS	Kansas

HYATT HOTELS CORPORATION OF MARYLAND	Maryland

HYATT HOTELS OF CANADA, INC.	Delaware

HYATT HOTELS OF PUERTO RICO, INC.	Delaware

HYATT INDIA CONSULTANCY PRIVATE LIMITED	India

HYATT INTERNATIONAL (ASIA) LIMITED	Hong Kong (PRC)

HYATT INTERNATIONAL (EUROPE AFRICA MIDDLE EAST) LLC	Switzerland

HYATT INTERNATIONAL (FUKUOKA) CORPORATION	Delaware

HYATT INTERNATIONAL (MILAN) CO.	Delaware

HYATT INTERNATIONAL (OSAKA) CORPORATION	Delaware

HYATT INTERNATIONAL CORPORATION	Delaware

HYATT INTERNATIONAL HOLDINGS CO.	Delaware

HYATT INTERNATIONAL HOTEL MANAGEMENT (BEIJING) CO. LTD.	People’s Republic of China

HYATT INTERNATIONAL PROPERTY MANAGEMENT (BEIJING) CO. LTD.	People’s Republic of China

HYATT INTERNATIONAL SALES LIMITED	Delaware

HYATT INTERNATIONAL TECHNICAL SERVICES, INC.	Delaware

HYATT INTERNATIONAL –ASIA PACIFIC, LIMITED	Hong Kong (PRC)

HYATT INTERNATIONAL – JAPAN, LIMITED	Hong Kong (PRC)

HYATT INTERNATIONAL –LATIN AMERICA, LTD.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
HYATT INTERNATIONAL –SEA, (PTE.) LIMITED	Singapore

HYATT INTERNATIONAL – SOUTHWEST ASIA, LIMITED	Dubai

HYATT LACSA SERVICES, INC.	Delaware

HYATT LOUISIANA, L.L.C.	Delaware

HYATT MAINZ GMBH	Germany

HYATT MANAGEMENT, INC.	Delaware

HYATT MINNEAPOLIS, LLC	Delaware

HYATT MINORITY INVESTMENTS, INC.	Delaware

HYATT OF AUSTRALIA LIMITED	Hong Kong (PRC)

HYATT OF CHINA LIMITED	Hong Kong (PRC)

HYATT OF FRANCE S.A.R.L.	France

HYATT OF GUAM LIMITED	Hong Kong (PRC)

HYATT OF LATIN AMERICA, S.A. DE C.V.	Mexico

HYATT OF MACAU LIMITED	Hong Kong (PRC)

HYATT OF MEXICO, S.A. DE C.V.	Mexico

HYATT OF NEW ZEALAND LIMITED	Hong Kong (PRC)

HYATT OF SINGAPORE (PTE.) LIMITED	Singapore

HYATT PARTNERSHIP INTERESTS, L.L.C.	Delaware

HYATT PLACE ANNE ARUNDEL BEVERAGE, INC.	Maryland

HYATT PLACE CANADA CORPORATION	Delaware

HYATT PLACE FRANCHISING, L.L.C.	Delaware

HYATT PLACE OF MARYLAND, INC.	Maryland

HYATT REGENCY COLOGNE GMBH	Germany

HYATT REGENCY CORPORATION PTY. LIMITED	Australia

HYATT SERVICES AUSTRALIA PTY LIMITED	Australia

HYATT SERVICES CARIBBEAN, L.L.C.	Delaware

HYATT SERVICES GMBH	Germany

HYATT SERVICES INDIA PRIVATE LIMITED	India

HYATT SHARED SERVICE CENTER, L.L.C.	Delaware

HYATT SUMMERFIELD SUITES CANADA, INC.	Delaware

HYATT TECHNICAL SERVICES COMPANY LIMITED	Hong Kong (PRC)

HYATT TRINIDAD LIMITED	Trinidad and Tobago

HYATT VACATION MANAGEMENT CORPORATION	Delaware

Name	Jurisdiction of Incorporation or Organization
HYATT VACATION MARKETING CORPORATION	Florida

HYATT VACATION OWNERSHIP, INC.	Delaware

HYATT VENTURES, INC.	Delaware

HYCANADA INC.	Alberta, Canada

HYP CORPORATION	Delaware

HYSTAR, L.L.C.	Delaware

INFORMATION SERVICES LIMITED	Hong Kong (PRC)

INTERNATIONAL RESERVATIONS LIMITED	Hong Kong (PRC)

JOINT VENTURE ITALKYR CLOSED JOINT STOCK COMPANY	Kyrgyz Republic

KSA MANAGEMENT, INC.	Kansas

KYOTO HOLDING CO.	Cayman Islands

KYOTO HOTEL HOLDING SARL	Switzerland

LHR PARTNERS, LTD.	Kentucky

LORING PARK ASSOCIATES, LIMITED PARTNERSHIP	Minnesota

LOST PINES BEVERAGE, LLC	Texas

MARION RESERVATION CENTER, L.L.C.	Delaware

MAUI BOAT CO.	Delaware

MENDOZA INVESTMENT COMPANY LIMITED	Cayman Islands

MILAN HOTEL INVESTMENTS B.V.	Netherlands

MORUMBY HOTEIS LTDA.	Brazil

OX PROP LLC	Delaware

P.T. HYATT INDONESIA	Indonesia

PARIS HOTEL COMPANY B.V.	Netherlands

PARK HYATT HOTEL GMBH	Switzerland

PARK HYATT WATER TOWER ASSOCIATES, L.L.C.	Illinois

POLK SMITH REGENCY, LLC	Texas

PVD INVESTMENT COMPANY N.V.	Netherlands Antilles

RAVINIA EQUITY, L.L.C.	Delaware

RCG PROPERTIES, LLC	Georgia

RED SAIL SPORTS ARUBA N.V.	Aruba

REGENCY BEVERAGE COMPANY, LLC	Texas

REGENCY RIVERWALK BEVERAGE, LLC	Texas

RESERVATIONS CENTER, L.L.C.	Delaware

ROSEMONT PROJECT MANAGEMENT, L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
ROUTE 46 MANAGEMENT ASSOCIATES CORP.	Delaware

ROUTE 46 RESTAURANT CORPORATION	Delaware

RUNWAY, L.L.C.	Texas

RUNWAY HOLDING, L.L.C.	Delaware

SAN ANTONIO RESORT PARTNERS II, L.P.	Texas

SAO PAULO INVESTORS LIMITED	Bahamas

SAS SOCIETE IMMOBILIERE ET HOTELLIERE DU 3-5 RUE DE LA PAIX	France

SDI EQUITIES INVESTOR, INC.	Nevada

SDI EQUITIES INVESTOR, L.P.	Nevada

SDI SECURITIES 11, LLC	Nevada

SDI SECURITIES 6, LLC	Nevada

SDI, INC.	Nevada

SELECT HOTELS GROUP, L.L.C.	Delaware

SEOUL MIRAMAR CORPORATION	Korea

SETTLEMENT INVESTORS INC.	Bahamas

SFMB, INC.	Delaware

SKS CORP. N.V.	Netherlands Antilles

SMC HOTELS B.V.	Netherlands

SRP INVESTORS, L.P.	Delaware

STANHOPE, L.L.C.	Delaware

SUMMERFIELD HOTEL COMPANY, L.L.C.	Kansas

SUMMERFIELD HOTEL HOLDING COMPANY, L.L.C.	Delaware

THE GREAT EASTERN HOTEL COMPANY LIMITED	England and Wales

THE GREAT EASTERN HOTEL HOLDING COMPANY LIMITED	England and Wales

TWO SEAS HOLDINGS LIMITED	Mauritius

VACATION OWNERSHIP LENDING GP, INC.	Delaware

VACATION OWNERSHIP LENDING, L.P.	Delaware

VOL GP, INC.	Delaware

VOL INVESTORS, L.P.	Delaware

WEST END RESIDENCES, L.L.C.	Delaware

WOODFIELD FINANCIAL CONSORTIUM, L.L.C.	Delaware

ZURICH ESCHERWIESE HOTEL GMBH	Switzerland

ZURICH HOTEL INVESTMENTS B.V.	Netherlands

NAMES UNDER WHICH SUBSIDIARIES DO BUSINESS

SUBSIDIARY: ARUBA BEACHFRONT RESORT, LP
Names under which such subsidiary does business:
Hyatt Regency Aruba Resort and Casino

SUBSIDIARY: BAKU HOTEL COMPANY
Names under which such subsidiary does business:
Park Hyatt Baku
Hyatt Regency Baku
Hyatt Hotels Baku
Hyatt Tower I
Hyatt International Center

SUBSIDIARY: BURVAN HOTEL ASSOCIATES
Names under which such subsidiary does business:
Hyatt Regency Vancouver

SUBSIDIARY: GRAND HYATT BERLIN GMBH
Names under which such subsidiary does business:
Grand Hyatt Berlin

SUBSIDIARY: HYATT CORPORATION
Names under which such subsidiary does business:
Hyatt Regency Phoenix
Hyatt Regency Scottsdale Resort and Spa at Gainey Ranch
Hyatt at Fisherman’s Wharf
Hyatt Grand Champions Resort, Villas and Spa
Hyatt Regency Huntington Beach Resort and Spa
Hyatt Regency Irvine
Hyatt Regency La Jolla at Aventine
Hyatt Regency Long Beach
Manchester Grand Hyatt San Diego
Hyatt Regency Mission Bay Spa and Marina
Hyatt Regency Monterey Resort and Spa
Hyatt Regency Newport Beach

Hyatt Regency Orange County
Hyatt Regency Sacramento
Hyatt Regency San Francisco Airport
Grand Hyatt San Francisco
Hyatt Regency San Francisco
Hyatt Regency Santa Clara
Hyatt Regency Century Plaza
Andaz West Hollywood
Hyatt Regency Denver at Colorado Convention Center
Grand Hyatt Denver
Hyatt Regency Tech Center
Park Hyatt Beaver Creek
Hyatt Regency Greenwich
Hyatt Regency Bonaventure Conference Center and Spa
Hyatt Regency Coconut Point Resort and Spa
Hyatt Regency Coral Gables
Hyatt Regency Grand Cypress
Hyatt Regency Jacksonville Riverfront
Hyatt Key West Resort and Spa
Hyatt Regency Miami
Hyatt Regency Orlando International Airport
Hyatt Regency Sarasota
Grand Hyatt Tampa Bay
Hyatt Regency Tampa
Hotel Victor
Grand Hyatt Atlanta in Buckhead
Hyatt Regency Atlanta
Hyatt Regency Savannah
Grand Hyatt Kauai Resort and Spa
Hyatt Regency Maui
Hyatt Regency Waikiki Beach Resort and Spa
Hyatt Regency Chicago
Hyatt Deerfield
Hyatt Lisle
The Hyatt Lodge
Hyatt Regency McCormick Place
Hyatt Regency O’Hare
Hyatt Rosemont
Park Hyatt Chicago
Hyatt Regency Indianapolis
Hyatt Regency Louisville
Hyatt Regency Bethesda
Hyatt Regency Chesapeake Bay Golf Resort, Spa and Marina

Hyatt Regency Boston
Hyatt Regency Cambridge
Hyatt Harborside, at Boston’s Logan International Airport
Hyatt Westlake Plaza in Thousand Oaks
Hyatt Regency Dearborn
Hyatt Regency Minneapolis
Hyatt Regency Crown Center
Hyatt Regency St. Louis Riverfront
Hyatt Regency Lake Tahoe Resort, Spa and Casino
Hyatt Regency Crystal City at Reagan National Airport
Hyatt Regency Jersey City on the Hudson
Hyatt Morristown at Headquarters Plaza
Hyatt Regency New Brunswick
Hyatt Regency Princeton
Hyatt Regency Albuquerque
Hyatt Regency Tamaya Resort and Spa
Hyatt Regency Buffalo
Hyatt Regency Long Island
Grand Hyatt New York
Hyatt Regency Rochester
Hyatt on Capitol Square
Hyatt Regency Cincinnati
Hyatt Regency Cleveland at the Arcade
Hyatt Regency Columbus
Hyatt Regency Philadelphia at Penn’s Landing
Hyatt Regency Pittsburgh International Airport
Park Hyatt Philadelphia at the Bellevue
Hyatt Regency Greenville
Hyatt Regency Austin
Hyatt Regency Dallas
Hyatt Regency DFW International Airport
Grand Hyatt DFW International Airport
Hyatt Regency Hill Country Resort
Hyatt Regency Houston
Hyatt Regency Lost Pines Resort and Spa
Grand Hyatt San Antonio
Hyatt Regency San Antonio Riverwalk
Hyatt Dulles
Hyatt Fair Lakes
Hyatt Regency Reston
Hyatt Regency Bellevue
Hyatt at Olive 8

Grand Hyatt Seattle
Grand Hyatt Washington
Hyatt Regency Washington
Park Hyatt Washington

SUBSIDIARY: HYATT HOTELS CORPORATION OF MARYLAND
Names under which such subsidiary does business:
Hyatt Regency Baltimore

SUBSIDIARY: HYATT HOTELS CORPORATION OF KANSAS
Names under which such subsidiary does business:
Hyatt Regency Wichita

SUBSIDIARY: HYATT REGENCY COLOGNE GMBH
Names under which such subsidiary does business:
Hyatt Regency Cologne

SUBSIDIARY: HYATT REGENCY MAINZ GMBH
Names under which such subsidiary does business:
Hyatt Regency Mainz

SUBSIDIARY: JOINT VENTURE ITALKYR CLOSED JOINT STOCK COMPANY
Names under which such subsidiary does business:
Hyatt Regency Bishkek

SUBSIDIARY: PARK HYATT HOTEL GMBH
Names under which such subsidiary does business:
Park Hyatt Zurich

SUBSIDIARY: GRAND TORONTO VENTURE, L.P.
Names under which such subsidiary does business:
Park Hyatt Toronto

SUBSIDIARY: SAS IMMOBILIERE ET HOTELIERE DE 3-5 RUE DE LA PAIX
Names under which such subsidiary does business:
Park Hyatt Paris - Vendome

SUBSIDIARY: SEOUL MIRAMAR CORPORATION
Names under which such subsidiary does business:
Grand Hyatt Seoul

SUBSIDIARY: THE GREAT EASTERN HOTEL COMPANY LTD.
Names under which such subsidiary does business:
Andaz Liverpool Street

SUBSIDIARY: SELECT HOTELS GROUP, LLC
Names under which such subsidiary does business:
Hyatt Place Birmingham / Inverness
Hyatt Place Phoenix-North
Hyatt Place Scottsdale/Old Town
Hyatt Place Phoenix/Gilbert
Hyatt Place Sacramento/Rancho Cordova
Hyatt Place Fremont/Silicon Valley
Hyatt Place Denver Airport
Hyatt Place Denver-South/Park Meadows
Hyatt Place Denver Tech Center
Hyatt Place Mystic
Hyatt Place Orlando Convention Center
Hyatt Place Orlando/Universal
Hyatt Tampa/Busch Gardens
Hyatt Place Lakeland Center
Hyatt Place Coconut Point
Hyatt Place Atlanta/Perimeter Center
Hyatt Place Atlanta/Buckhead
Hyatt Place Atlanta/Norcross/Peachtree
Hyatt Place Atlanta/Alpharetta/Windward Parkway
Hyatt Place Boise/Towne Square
Hyatt Place Chicago/Hoffman Estates
Hyatt Place Chicago/Itasca
Hyatt Place Chicago/Lombard/Oak Brook

Hyatt Place Louisville-East
Hyatt Place Cincinnati Airport/Florence
Hyatt Place Boston/Medford
Hyatt Place Baltimore/Owings Mills
Hyatt Place Detroit/Auburn Hills
Hyatt Place Detroit/Livonia
Hyatt Place Minneapolis/Eden Prairie
Hyatt Place Charlotte Airport/Tyvola Road
Hyatt Place Greensboro
Hyatt Place Raleigh-North
Hyatt Place Fair Lawn/Paramus
Hyatt Place Princeton
Hyatt Place Secaucus/Meadowlands
Hyatt Place Albuquerque Airport
Hyatt Place Cincinnati-Northeast
Hyatt Place Cleveland/Independence
Hyatt Place Oklahoma City Airport
Hyatt Place Pittsburgh/Cranberry
Hyatt Place Pittsburgh Airport
Hyatt Place Columbia/Harbison
Hyatt Place Nashville/Brentwood
Hyatt Place Memphis/Primacy Parkway
Hyatt Place Nashville/Opryland
Hyatt Place Dallas/Arlington
Hyatt Place Fort Worth/Cityview
Hyatt Place Fort Worth/Hurst
Hyatt Place Dallas/Plano
Hyatt Place San Antonio-Northwest/Medical Center
Hyatt Place Richmond/Arboretum
Hyatt Summerfield Suites Denver Tech Center
Hyatt Summerfield Suites Miami Airport
Hyatt Summerfield Suites Boston/Waltham
Hyatt Summerfield Suites Parsippany / Whippany
Hyatt Summerfield Suites Morristown
Hyatt Place Tucson Airport
Hyatt Place Tempe/Phoenix Airport
Hyatt Place Colorado Springs/Garden of the Gods
AmeriSuites Orlando Airport N.E.
Hyatt Place Atlanta Airport-South
Hyatt Place Atlanta/Duluth/Gwinnett Mall
Hyatt Place Atlanta/Cobb Galleria
Hyatt Place Fort Wayne
Hyatt Place Indianapolis Airport

Hyatt Place Kansas City/Overland Park Convention Center
Hyatt Place Detroit/Utica
Hyatt Place Kansas City Airport
Hyatt Place Charlotte/City Park
Hyatt Place Mt. Laurel
Hyatt Place Columbus/Dublin
Hyatt Place Nashville-Northeast
Hyatt Place Austin-North Central
Hyatt Place Dallas-North
Hyatt Place El Paso Airport
Hyatt Place San Antonio/Riverwalk
Hyatt Place Sterling/Dulles Airport-North
Hyatt Place Chantilly/Dulles Airport-South